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                                                                   Exhibit 10.31

[LOGO OF HOME PRODUCTS INTERNATIONAL.]

                                                            EXECUTIVE MEMORANDUM

JAMES R. TENNANT

         DATE: August 23, 2001

         TO: Joe Lacambra

         SUBJECT: Severance

         In connection with your annual review which we have just completed, and per our agreement, this memo details your severance arrangement with HPI.

         In the event that you are terminated without cause, your severance will be six months of your annual base salary paid out over six months through normal payroll.

         /s/ James R. Tennant